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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report(Date of earliest event reported):March 2, 2005(February 24, 2005)
                                                --------------------------------


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
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             (Exact name of Registrant as Specified in its Charter)


        Maryland                  001-13417                  13-3950486
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(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)           Identification No.)


                  379 Thornall Street, Edison, New Jersey 08837
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code       (732) 548-0101
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 28, 2005, Hanover Capital Mortgage Holdings, Inc. (the "Company") announced that it has entered into a Purchase Agreement, dated February 24, 2005, among the Company, Hanover Statutory Trust I and Taberna Preferred Funding I, Ltd., pursuant to which it has agreed to issue and sell in a private placement $20 million of trust preferred securities through a statutory trust formed by the Company for that purpose. The trust preferred securities will require quarterly distributions and bear a fixed rate of interest of 8.51% per annum for the first five years and will reset quarterly thereafter at the prevailing three-month LIBOR rate plus 4.25% per annum. (In the Company's press release issued on February 28, 2005, the fixed rate of interest for the first five years on the trust preferred securities was incorrectly referred to as 8.55% per annum rather than 8.51% per annum). The trust preferred securities will mature in 30 years and will be redeemable, in whole or in part, without penalty, at the option of the Company after five years.

Subject to the satisfaction of closing conditions, Hanover anticipates that the sale of the trust preferred securities will be completed on or about March 15, 2005.

A copy of the February 28, 2005 press release announcing the signing of the Purchase Agreement is attached hereto as Exhibit 99.1

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See the description contained in Item 1.01 above, which is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)         Exhibits.

      99.1        Press Release, dated February 28, 2005.

                          [signature on following page]


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


Date:  March 2, 2005                  By: /s/ J. Holly Loux
                                          ------------------------------------
                                          J. Holly Loux, Chief Financial Officer
                                          and Treasurer


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                                INDEX TO EXHIBITS


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
EXHIBIT NO.            DESCRIPTION
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
Exhibit 99.1           Press Release, dated February 28, 2005.
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